UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2014

MYRIAD GENETICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26642	87-0494517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 Wakara Way

Salt Lake City, Utah 84108

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (801) 584-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	Completion of Acquisition or Disposition of Assets.

On February 28, 2014, Myriad Genetics, Inc. (“Myriad”) completed the acquisition of privately-held Crescendo Bioscience, Inc. (“Crescendo”), pursuant to the Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”), dated February 2, 2014. Pursuant to the terms of the Merger Agreement, Myriad acquired Crescendo by means of a reverse triangular merger in which Crescendo survived the merger as the surviving corporation and a wholly-owned subsidiary of Myriad.

On February 28, 2014, Myriad filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting its completion of the acquisition. Item 9.01(a) and (b) of the Initial Form 8-K did not include the historical financial statements of Crescendo or the unaudited pro forma combined financial information of Myriad (collectively, the Financial Information), and instead contained an undertaking subsequently to file the Financial Information, as permitted by Sections 9.01(a)(4) and 9.01(b)(2) of Form 8-K. This amendment to the Initial Form 8-K is being filed for the purpose of satisfying Myriad’s undertaking to file the Financial Information required by Item 9.01(a) and (b) of Form 8-K, and this amendment should be read in conjunction with Initial Form 8-K.

ITEM  9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited financial statements of Crescendo Bioscience, Inc. as of and for the year ended December 31, 2013, as required by this Item 9.01(a), are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b)	Pro Forma Financial Information

The following unaudited pro forma combined financial statements, together with related explanatory notes, showing the pro forma effect on Myriad’s financial statements, after giving effect to Myriad’s acquisition of Crescendo and other related pro forma events, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein: (i) balance sheet as of December 31, 2013, (ii) statement of income for the six months ended December 13, 2013, and (iii) statement of income for the fiscal year ended June 30, 2013.

(d)	Exhibits

Exhibit Number	Description

2.1	Amended and Restated Agreement and Plan of Merger, dated as of February 2, 2014, by and among Myriad Genetics, Inc., Myriad Crescendo, Inc., Crescendo Bioscience, Inc. and the Representative (previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed on February 4, 2014 (File No. 000-26642) and incorporated herein by reference).

23.1	Consent of Independent Auditors for Crescendo Bioscience, Inc. (Ernst & Young LLP).

99.1	Audited Financial Statements of Crescendo Bioscience, Inc. as of and for the year ended December 31, 2013.

99.2	Unaudited Pro Forma Combined Financial Statements of Myriad Genetics, Inc. and Subsidiaries.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYRIAD GENETICS, INC.

Date: May 9, 2014	By:	/s/ James S. Evans
James S. Evans
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Amended and Restated Agreement and Plan of Merger, dated as of February 2, 2014, by and among Myriad Genetics, Inc., Myriad Crescendo, Inc., Crescendo Bioscience, Inc. and the Representative (previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed on February 4, 2014 (File No. 000-26642) and incorporated herein by reference).

23.1	Consent of Independent Auditors for Crescendo Bioscience, Inc. (Ernst & Young LLP).

99.1	Audited Financial Statements of Crescendo Bioscience, Inc. as of and for the year ended December 31, 2013.

99.2	Unaudited Pro Forma Combined Financial Statements of Myriad Genetics, Inc. and Subsidiaries.